Exhibit 99.2 2018 AUSTIN MARKET OVERVIEW AUSTIN AT A GLANCE #1 best place to live in the USA Austin is among the best places in the nation today U.S. NEWS + WORLD REPORT to LIVE.WORK.PLAY. With its strong demographic Forecast to be the fastest growing large trends and favorable offi ce market fundamentals, U.S. metro economy through 2021 it’s one of TIER REIT’s most dynamic markets. U.S. CONFERENCE OF MAYORS The #1 best city in the world for tech companies SAVILLS The hottest city for new entrepreneurs KAUFFMAN FOUNDATION #1 U.S. city to visit EXPEDIA AUSTIN’S TOTAL POPULATION HOME TO RECENT MAJOR HOST TO AUSTIN CITY LIMITS MUSIC CORPORATE EXPANSIONS 2.25MM FESTIVAL AND SOUTH BY SOUTHWEST AND RELOCATIONS 2MM 1.75MM 1.5MM 1.25MM CIRCUIT OF THE AMERICAS AN OUTDOOR DESTINATION 2006 2008 2010 2012 2014 2016 2018

THE DOMAIN

OFFICE ASSETS AND KEY RETAIL TENANTS


DOMAIN POINT
facebook
amazon
IBM
RH
HomeAway
NORDSTROM
ARCHER
accruent
BURBERRY
blackbaud
WESTIN
PUNCH BOWL SOCIAL
SHAKE SHACK
OPERATING PROPERTY
UNDER CONSTRUCTION
FUTURE DEVELOPMENT
FUTURE REDEVELOPMENT

The Domain—a bustling mix of shops, restaurants, offices, hotels and apartments...that real estate firms nationwide have tried to replicate.

THE AUSTIN-AMERICAN STATESMAN, MARCH 10, 2017

The Domain is a mixed-use project viewed as Austin's 'second downtown'.

512TECH, FEBRUARY 2, 2018

One of Austin's hottest areas to live, shop, stay, dine, work and play.

AQUILA COMMERCIAL

Rock Rose...is on its way to being North Austin's version of downtown's Sixth Street.

THE AUSTIN BUSINESS JOURNAL, APRIL 20, 2016

OPERATING PROPERTIES



NRSF: 115K **BUILT:** 2014
KEY TENANT: HomeAway

5 stories with ground floor retail and 4.6/1,000 structured parking



NRSF: 222K **BUILT:** 2015
KEY TENANT: Amazon, Ottobock, Huckabee, Fidelity

7 stories with 3.8/1,000 structured parking



NRSF: 291K **BUILT:** 2017
KEY TENANT: Amazon, Facebook

9 floors with 34K SF floorplates and 3.7/1,000 structured parking

UNDER CONSTRUCTION



NRSF: 324K **COMPLETION:** 4Q'18

16 stories with 33K SF floorplates; 98% leased to HomeAway; 4.7/1,000 structured parking



NRSF: 320K **COMPLETION:** 4Q'19

17 stories with 33K SF floorplates; 3.74/1,000 structured parking

FUTURE DEVELOPMENT



NRSF: 330K

Fully-designed and entitled, with 18 stories and 33K SF floorplates; 3.7/1,000 structured parking



NRSF: 300K

Fully-designed and entitled, with 16 stories and 33K SF floorplates; 3.8/1,000 structured parking



SITE SIZE: 5.5 ACRES

Potential mixed-use development and redevelopment opportunity of 2mm SF (including Domain 4)

ESTIMATED START & COMPLETION DATES


2017
2018
2019
2020

FUTURE REDEVELOPMENT



NRSF: 179K **SITE SIZE:** 4.6 acres
KEY TENANT: Accruent

Potential mixed-use redevelopment opportunity of 1mm SF



NRSF: 153K **SITE SIZE:** 4.4 acres
KEY TENANT: Blackbaud

Potential mixed-use redevelopment opportunity of 2mm SF (including Domain D & G)



NRSF: 240K **SITE SIZE:** 9.5 acres

Potential mixed-use redevelopment opportunity of 1.2mm SF

THE DOMAIN EMPLOYERS

facebook
amazon
State Street
blackbaud
Spectrum
OneWest Bank
charles SCHWAB
Edgenuity
ottobock.
accruent
Hanger
ebay
IBM
Express Scripts
Huckabee
Fidelity
HomeAway
indeed
eso
expedia group

THE DOMAIN AMENITIES

VIVA
MIA
Salvation Pizza
culinary dropout
TARKA
LAVACA
TOULOUSE
SOULCYCLE
TAVERNA
WEATHERED COALITION
MADgreens
FLOWER CHILD
JACK & GINGER'S
corepower YOGA
RAVEN+LILY
orangetheory FITNESS
SECOND BAR + KITCHEN
sway

THE DOMAIN AUSTIN’S SECOND DOWNTOWN The Domain is a mixed-use destination that’s shifting the center of gravity in one of the nation’s strongest growth and technology markets. WEIGHTED AVERAGE LEASE LIFE THE DOMAIN RENTAL RATE GROWTH 10.0 $36 PRO FORMA 9.0 $34 8.0 $32 $30 7.0 2MM SF OFFICE $28 6.0 YEARS $26 RENT PER SF 5.0 $24 4.0 $22 3.0 $20 2.0 775 HOTEL ROOMS JUL 2014 JUL 2015 JUL 2016 JUL 2017 JUL 2018 JUL 2013 JAN 2014 JAN 2015 JAN 2016 JAN 2017 JAN 2018 TIER’S DOMAIN PORTFOLIO TIER’S DOMAIN HOLDINGS IN SF 350K 300K FUTURE 6.1MM SF 250K 200K 2MM SF RETAIL 150K FEET SQUARE 100K DEC 2018 50K 1.5MM SF 100% 95% JUL 2015 90% 389K SF LEASED RATE 85% 80% 4,000 APARTMENT UNITS TIERREIT.COM DALLAS, TX 972.483.2400 ir@tierreit.com